To the extent that statements in this presentation are not recitations of historical fact, such statements constitute “forward-looking statements" as such term is defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements in this presentation may include statements relating to goals, plans, expectations, projections regarding the expected benefits of Clicklane management’s plans, projections and objectives for future operations, scale and performance, integration plans and expected synergies from acquisitions, our financial position, results of operations, market position, capital allocation strategy, business strategy and expectations of our management with respect to, among other things: changes in general economic and business conditions, including the impact of COVID-19 on the automotive industry in general, the automotive retail industry in particular and our customers, suppliers, vendors and business partners; our relationships with vehicle manufacturers; our ability to improve our margins; operating cash flows and availability of capital; capital expenditures; the amount of our indebtedness; the completion of any pending and future acquisitions and divestitures; future return targets; future annual savings; general economic trends, including consumer confidence levels, interest rates, and fuel prices; and automotive retail industry trends. The following are some but not all of the factors that could cause actual results or events to differ materially from those anticipated, including: the impact of the COVID-19 pandemic, market factors, Asbury's relationships with, and the financial and operational stability of, vehicle manufacturers and other suppliers, acts of God or other incidents which may adversely impact supply from vehicle manufacturers and/or present retail sales challenges, risks associated with Asbury's indebtedness (including available borrowing capacity, compliance with its financial covenants and ability to refinance or repay such indebtedness, on favorable terms), Asbury's relationships with, and the financial stability of, its lenders and lessors, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation, adverse results in litigation and other proceedings, and Asbury's ability to execute its technology initiatives and other operational strategies, Asbury's ability to leverage gains from its dealership portfolio, including its ability to realize the expected benefits of the acquisition of the Park Place dealership group, Asbury's ability to capitalize on opportunities to repurchase its debt and equity securities or purchase properties that it currently leases, and Asbury's ability to stay within its targeted range for capital expenditures. There can be no guarantees that Asbury's plans for future operations will be successfully implemented or that they will prove to be commercially successful. These risks, uncertainties and other factors are disclosed in Asbury’s Annual Report on Form 10-K, subsequent quarterly reports on Form 10-Q and other periodic and current reports filed with the Securities and Exchange Commission from time to time. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement.

● Introduction - David Hult ● What is Clicklane? - Miran Maric ● Operational Impact - Dan Clara ● Financial - PJ Guido ● Strategic Vision - Miran Maric ● Closing - David Hult

● Guest experience remains biggest opportunity ● New business models emerging ● Industry still fragmented and consolidating ● Innovation and differentiation key to future ● Societal shifts due to changing environment ● Growing acceptance of online buying

Miran Maric VP & CMO

What is Clicklane?

SVP of Operations

Customized Buying Experience Real trade and payoff numbers F&I products that suit the customer Instant Loan Marketplace & Full Docusign

Customized Buying Experience A Smart Way of Buying Simplified flow customized to the individual consumer’s preferred buying journey

Products Customized to Your Vehicle Real Products for Your Vehicle Direct F&I product integration per VIN, based on the consumer’s driving habit information and usage information

Trade Value and Payoff: To The Penny

The Only Automotive Loan Marketplace Lenders You Know Expanded loan marketplace with 30+ lenders you know, providing real time approvals and financing options

Total Online Ownership Ecosystem Buying, servicing, and selling your car completely online is now a reality. Log in to your Clicklane account Choose your service center Sell & upgrade with ease

>400% Increase in Online Service Appointments from Q1 2016 to Q3 2020 +$20M Increased closing rate on repair order recommendations last year and created $20M in additional annualized service revenue Using Digital Innovation to Drive Performance In 2016, implemented a digital service platform for scheduling/coordinating service for guests that resulted in...

PJ Guido SVP, Chief Financial Officer

Performance, Efficiency & Innovation in any environment

EPS: $1.36[1]
New Margin: 8.2%
Used Margin: 12.0%
F&I PVR: $749
SG&A: 77.9%
Operating Margin: 3.0%

EPS: $2.09[1]
New Margin: 7.5%
Used Margin: 11.4%
F&I PVR: $997
SG&A: 76.8%
Operating Margin: 3.2%

EPS: $5.57[1]
New Margin: 5.6%
Used Margin: 7.9%
F&I PVR: $1,397
SG&A: 68.8%
Operating Margin: 4.6%

EPS: $9.46[1]
New Margin: 4.1%
Used Margin: 6.9%
F&I PVR: $1,630
SG&A: 68.4%
Operating Margin: 4.6%

"Omni-channel tools lowered costs while vehicle margins were under pressure""

Paid 3-4% Dividend | Spent $100m on repurchases & $200m on acquisitions | Repurchased ⅓ of shares ($700m) | Acquired 22 franchises ($2.6B Rev)

2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020+

Decentralized Roll-up
- Delivered 9% EPS growth per year
- Formed 1995; IPO Mar'02 w/86 stores
- *Decentralized* management, systems, and processes

Recession & Restructure
- Delivered 13% EPS growth per year from *from Peak SAAR to Peak SAAR*
- *Centralized* processes, systems and management
- Divested heavy truck and lending businesses

Omni-Channel Rollout
- Delivered 14% EPS growth per year *in a flat SAAR*
- Launched PUSHSTART
  - our *online selling tool*

Online & Scale-up
- Pro forma revenue ~$9B, up from ~$7B
- Redefine the guest experience
- Further SG&A reductions

(1) Adjusted income per diluted share as previously disclosed. Please see year end 8k for reconciliations

Multiple Growth Drivers: Five Year Plan Focused, disciplined execution and capital allocation to drive revenue growth and profitability SAME STORE • Invest in training • Drive service retention • Continue to grow F&I • Increase market share • Focus on productivity • Focus on synergies/accretion • Grow within current markets • Expand to new markets • Create a growth “flywheel” • Keep leverage below 3.0x ACQUISITIONSDIGITAL 2021-2025 Targets 1. Grow the top line at 20% per year (more than double the size of the company) 2. Expand operating margins 3. Grow EPS in excess of top line (20%+ per year) • Drive traffic and conversion • Reach new markets with used • Expand margins • Create seamless platform

Five Year Growth Target: 2021-2025 Revenue $8B $2B $5B $5B $20B Same Store Acquisitions 2020 2025 -------------------- ~20% CAGR ------------------ (1) Proforma for Park Place acquisition and 2020 divestitures (1) Clicklane

TEST Deploy Scale Completed test pilot and now testing in multiple stores Complete roll-out to all stores by Q1 2021 Drive traffic, conversion, and enter new markets Path to Seamless Online/Offline Auto Retailer

Strategic Vision Miran Maric

Video Conferencing Consumer Facing Accessories Builder Co-Browsing & Guided Checkout Rental Integration Household Garage Data

Closing David Hult

The Clicklane Vision Logistics Network Penny perfect payoffs, penny perfect taxes and fees, loan marketplace, e-commerce platform for DAS, customized F&I products, negative equity integration, transparent information, sign all documents online Ownership Within Reach Video conferencing, rental integration, garage data, guided checkout, co-browsing Future Frictionless Tech Enhancements Personalized account to buy, sell, and service your vehicle. Buy parts, get collision estimates Full Automotive Ecosystem Superior Technology Backed by Fortune 500 automotive retailer Leverage omni-channel tools Omni-channel Integration Clicklane has the potential to enter new markets across the U.S. National Brand